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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 25, 2005

  CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of
     March 1, 2005, providing for, inter alia, the issuance of Asset-Backed
                         Certificates, Series 2005-BC1)



                                   CWABS, Inc.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                 333-118926               95-4596514
          --------                 ----------               ----------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
     of Incorporation)            File Number)          Identification No.)


        4500 Park Granada
      Calabasas, California                                    91302
      ---------------------                              ----------------
      (Address of Principal                                  (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (818) 225-3237


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        OTHER EVENTS.
                  -------------

DESCRIPTION OF THE MORTGAGE POOL(1)
--------------------------------

         CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement, dated as of March 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, Park Monaco Inc., as Seller, Park Sienna LLC, as Seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2005-BC1.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.
                  ----------------------------------

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits:


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1    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 25, 2004 and the Prospectus Supplement dated March 25, 2005 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2005-BC1.

Exhibit No.       Description
99.1              Characteristics of the Final Mortgage Loans in the Mortgage
                  Pool as of the Cut-off Date, relating to the Company's
                  Asset-Backed Certificates, Series 2005-BC1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                              CWABS, INC.


                                              By:   /s/ Ruben Avilez
                                                 -------------------------------
                                              Name:     Ruben Avilez
                                              Title:    Vice President


Dated: April 14, 2005